UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   February 17, 2004

RIMAGE CORPORATION

(Exact name of Registrant as specified in its charter)
Minnesota	0-20728	41-1577970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7725 Washington Avenue South Minneapolis, MN		55439

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (952) 944-8144

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following are furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued February 17, 2004.
99.2	Statements of Robert M. Wolf at telephone conference held on February 17, 2004.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONSAND FINANCIAL CONDITION.

        Rimage Corporation hereby furnishes a press release, issued on February 17, 2004, disclosing material non-public information regarding its results of operations for the fiscal year and quarter ended December 31, 2003 and statements of the Company’s Chief Financial Officer made on February 17, 2004 at a telephone conference relating to the Company’s fiscal year and quarter ended December 31, 2003 results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION
By:	/s/ Robert M. Wolf

Robert M. Wolf Chief Financial Officer

Dated: February 17, 2004